UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2026

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Euclid Avenue Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 578-0777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	ARE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                   ☐

Item 1.01	Entry Into a Material Agreement

On August 21, 2026, Alexandria Real Estate Equities, Inc. (the “Company”) issued and sold $1,000,000,000 aggregate principal amount of the Company’s 7.250% Series A Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2057 (the “Notes”) in a registered public offering pursuant to an effective shelf registration statement on Form S-3 on file with the Securities and Exchange Commission.

The Notes are governed by the terms of an Indenture, dated as of February 13, 2025 (the “Base Indenture”), by and among the Company, as issuer, Alexandria Real Estate Equities, L.P., as guarantor (the “Guarantor”), and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by Supplemental Indenture No. 3, dated as of August 21, 2026 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and among the Company, the Guarantor and the Trustee. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Third Supplemental Indenture.

The Notes bear interest (i) from and including the original issuance date to, but excluding February 15, 2032 (the “First Reset Date”), at a rate of 7.250% per year and (ii) from and including the First Reset Date, during each Reset Period, at a rate per year equal to the Five-year U.S. Treasury Rate as of the most recent Reset Interest Determination Date plus a spread of 2.889%, to be reset on each Reset Date; provided, that the interest rate during any Reset Period will not reset below 7.250% (which equals the initial interest rate on the notes). Subject to the Company’s right to defer interest payments as described in the Third Supplemental Indenture, the Company will pay interest on the notes semi-annually in arrears on February 15 and August 15 of each year, beginning on February 15, 2027. The Notes mature on February 15, 2057. The Notes are fully and unconditionally guaranteed on a subordinated unsecured basis by the Guarantor (the ‘Guarantee’), are junior subordinated unsecured obligations of the Company and rank subordinate and junior in right of payment to all of the Company’s existing and future Senior Debt.

The Company has the option to redeem the Notes (i) in whole or from time to time in part, on one or more occasions, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date, (a) on any day during the period commencing on the date falling 90 days prior to the First Reset Date and ending on and including the First Reset Date and (b) after the First Reset Date, on any Interest Payment Date, (ii) in whole, but not in part, at any time within 120 days after the occurrence of a Tax Event, at a Redemption Price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date, and (iii) in whole, but not in part, at any time within 120 days after the occurrence of a Rating Agency Event, at a Redemption Price equal to 102% of the principal amount of the Notes, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

The Indenture contains covenants that, among other things, limit the ability of the Company and the Guarantor to (i) consummate a merger, consolidation or sale of all or substantially all of the Company’s assets and (ii) declare or pay dividends or make certain other payments during any Optional Deferral Period . These covenants are subject to a number of important exceptions and qualifications.

The Indenture also provides for customary events of default. In the case of an event of default resulting from certain events of bankruptcy, insolvency or reorganization, the principal of and accrued and unpaid interest, if any, on all outstanding Notes will become due and payable immediately without further action or notice. If an event of default resulting from a payment default under the Indenture with respect to the Notes occurs and is continuing, the Trustee or holders of not less than 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately. If an event of default resulting from the breach of any other covenant or warranty occurs and is continuing, neither the Trustee nor any holder of the Notes will be entitled to declare the principal of or accrued and unpaid interest on the Notes immediately due and payable, although they may exercise any other rights and remedies available under the Indenture.

The foregoing descriptions of the Notes and the Indenture do not purport to be complete and are qualified in their entirety by the full text of the Base Indenture, the Third Supplemental Indenture and the form of the Notes and Guarantee, which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this Current Report on Form 8-K pertaining to the Notes and the Indenture is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

4.1*	Indenture, dated as of February 13, 2025, among Alexandria Real Estate Equities, Inc., Alexandria Real Estate Equities, L.P. and U.S. Bank Trust Company, National Association, as trustee, filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on February 13, 2025.

4.2	Supplemental Indenture No. 3, dated as of August 21, 2026, by and among Alexandria Real Estate Equities, Inc., Alexandria Real Estate Equities, L.P. and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of 7.250% Series A Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2057 (included in Exhibit 4.2 above).

5.1	Opinion of Venable LLP.

5.2	Opinion of Morrison & Foerster LLP.

8.1	Tax Opinion of Morrison & Foerster LLP.

23.1	Consent of Venable LLP (included in opinion filed as Exhibit 5.1).

23.2	Consent of Morrison & Foerster LLP (included in opinion filed as Exhibit 5.2).

23.3	Consent of Morrison & Foerster LLP (included in opinion filed as Exhibit 8.1).

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(*) Incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date:	August 21, 2026	By:	/s/ Marc E. Binda
Marc E. Binda
Chief Financial Officer and Treasurer